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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):              February 9, 1995
_______________________________________________________________________________




                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                  1-7543                            94-1278569
_______________________________________________________________________________

(State or Other Jurisdiction     (Commission                   (I.R.S. Employer
     of Incorporation)           File Number)               Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                          85004-2209
_______________________________________________________________________________

(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:                602/207-6900
                                                   ____________________________
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Item 5.          Other Events.

         FINOVA Capital Corporation's (formerly known as Greyhound Financial Corporation) parent, The FINOVA Group Inc. (formerly known as GFC Financial Corporation) today announced that it has reached a definitive agreement to acquire a substantial portion of the rediscount portfolio of the Lender Finance Division of Transamerica Business Credit Corporation, a wholly owned subsidiary of Transamerica Corporation. The rediscount portfolio is comprised of secured revolving credit facilities to independent consumer finance companies. The loans being purchased amounted to approximately $125 million at year end 1994.

Item 7.          Financial Statements and Exhibits.

         (c)     Exhibits:

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                      Exhibits                          Title
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
                         28              Press Release of The FINOVA Group Inc.
                                         dated February 9, 1995
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA CAPITAL CORPORATION

                                  (Registrant)



Dated:  February 9, 1995       By           /s/  Bruno A. Marszowski
                                 ______________________________________________
                                 Bruno A. Marszowski, Senior Vice President,
                                 Chief Financial Officer
                                 Principal Financial Officer/Authorized Officer





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